Exhibit 99.1

           2020 ANNUAL SHAREHOLDERS' MEETING PRESENTATION  THE ST. JOE COMPANY

     © 2020, The St. Joe Company    HOMESITES  Milestone  As of May 19, 2020**    1,000 PER YEAR  2019: 379 (38%)  APARTMENT AND ASSISTED LIVING UNITS  1,300  984 (76%)  HOTEL ROOMS  900  854 (95%)  COMMERCIAL SQUARE FEET***  1.5MM  974,256 (65%)  CLUB MEMBERSHIPS  1,400  1,287 (92%)  *2021 Unit Milestones presented at the May 20, 2019 Annual Shareholders’ Meeting**Existing and under construction as of May 19, 2020 except for homesites which is the total sold in 2019***Commercial Square Feet includes leasable assets (i.e. Pier Park North) and operational assets (i.e. Busy Bee Convenience Store) that are existing or under construction The information above includes projects wholly owned or partially owned with a JV Partner, except for 55 hotel rooms at The Pearl which are managed and not owned  2021 Unit Milestones*Update  NOTE: Subject to change

 FORWARD LOOKING STATEMENTSIf we refer to “we,” “us,” “our,” “St. Joe” or “the Company,” we mean The St. Joe Company and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “proposed”, “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Such forward-looking statements include our milestone goals and information on current development projects and future project pipelines and proposed developments, as well as the related underlying assumptions, which are based on management’s current development plan but may not be completed on the timeframe or in the manner currently proposed, and may never be developed. Although forward-looking statements are made based upon management’s current expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Although we believe any forward-looking statements are based on reasonable assumptions, certain important factors may have affected and could in the future affect the Company’s actual financial results and could cause the Company’s actual financial results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company, including (1) the potential impacts of COVID-19; (2) any changes in our strategic objectives or our ability to successfully implement such strategic objectives; (3) our ability to successfully execute our newer business ventures, including expansion of our portfolio of income producing commercial and multi-family properties, assisted living communities and hotels some or all of which may be negatively impacted by the COVID-19 pandemic; (4) any potential negative impact of our longer-term property development strategy, including losses and negative cash flows for an extended period of time if we continue with the self-development of recently granted entitlements; (5) significant decreases in the market value of our investments in securities or any other investments; (6) our ability to capitalize on strategic opportunities presented by a population growth in Florida due to retirees and individuals seeking vacation homes; (7) our ability to accurately predict market demand for the range of potential residential and commercial uses of our real estate; (8) volatility in the consistency and pace of our residential real estate sales; (9) any downturns in real estate markets in Florida or across the nation; (10) any reduction in the supply of mortgage loans or tightening of credit markets; (11) our ability to fully recover under claims for losses related to Hurricane Michael; (12) our dependence on the real estate industry and the cyclical nature of our real estate operations; (13) our ability to successfully and timely obtain land use entitlements and construction financing, maintain compliance with state law requirements and address issues that arise in connection with the use and development of our land, including the permits required for mixed-use and active adult communities; (14) changes in laws, regulations or the regulatory environment affecting the development of real estate; (15) our ability to effectively deploy and invest our assets, including our available-for-sale securities; (16) our ability to effectively manage our real estate assets, as well as the ability of our joint venture partners to effectively manage the day-to-day activities of our joint venture projects; (17) increases in operating costs, including costs related to real estate taxes, owner association fees, construction materials, labor and insurance, and our ability to manage our cost structure; (18) ability to mutually agree to joint venture structures with our potential joint venture partners and to successfully enter into previously announced potential joint ventures; (19) and the other cautionary statements and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, our Quarterly Report on Form 10-Q filed with the SEC on April 29, 2020, and our subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.MISCELLANEOUS© 2020, The St. Joe Company, “St. Joe,” “JOE,” and the “Taking Flight” design, are registered service marks of The St. Joe Company or its affiliated companies and others.